SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

ARIZONA PUBLIC SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona 85004

(Address of principal executive offices) (Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)
SIGNATURES

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.

     Arizona Public Service Company (the “Company”) hereby incorporates the following exhibits pursuant to Exchange Act Rule 12b-32 and Regulation §229.10(d) by reference to the filings set forth below:

		Originally Filed		Date
Exhibit No.	Description	as Exhibit:	File No.[a]	Effective

99.1	Pinnacle West quarterly consolidated statistical summary for the periods ended June 30, 2003 and 2002.	99.2 to Pinnacle West June 30, 2003 Form 8-K Report	1-8962	7-28-03

99.2	Pinnacle West consolidated statistics by quarter for 2003	99.3 to Pinnacle West June 30, 2003 Form 8-K Report	1-8962	7-28-03

99.3	Pinnacle West Capital Corporation earnings variance explanations for periods ended June 30, 2003 and 2002 and condensed consolidated statements of income for the three months, six months and twelve months ended June 30, 2003 and 2002	99.8 to Pinnacle West June 30, 2003 Form 8-K Report	1-8962	7-28-03

99.4	Earnings News Release	99.10 to Pinnacle West June 30, 2003 Form 8-K Report	1-8962	7-28-03

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

     Pinnacle West is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business. This Information is concurrently being posted to Pinnacle West’s website at www.pinnaclewest.com. The Information may not represent all of

[a]	Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

the factors that could affect Pinnacle West’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. Pinnacle West is not responsible for any such inaccuracies. Although Pinnacle West may update or correct the Information if it is aware that such Information has been revised or is inaccurate, Pinnacle West assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided. Certain of the Information relates to the Company’s results of operations for its fiscal quarter ended June 30, 2003. This Information is incorporated into this Report on Form 8-K from a Pinnacle West filing (see Exhibits 99.1, 99.2, and 99.3.) Those exhibits are being furnished, but not filed, under Item 12 of this Report on Form 8-K.

     On July 28, 2003, Pinnacle West issued a press release regarding its results of operations for its fiscal quarter ended June 30, 2003. A copy of the press release is being incorporated by reference into this Report on Form 8-K from a Pinnacle West filing (see Exhibit 99.4). The press release is being furnished, but not filed, under Item 12 of this Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: July 25, 2003	By:	/s/ Barbara M. Gomez

Barbara M. Gomez
Treasurer

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